Fees Summary	Jan. 27, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 44,500,000.00
Previously Paid Amount	0.00
Total Fee Amount	6,145.50
Total Offset Amount	0.00
Net Fee	$ 6,145.50